CleanSpark, Inc. Announces Closing of

$650 Million Zero-Coupon Convertible Notes Offering

LAS VEGAS, Dec. 17, 2024 – CleanSpark, Inc. (Nasdaq: CLSK), America's Bitcoin Miner® (“CleanSpark” or the “Company”), today announced that it completed its previously announced offering (the “Offering”) of $650 million aggregate principal amount of 0.00% Convertible Senior Notes due 2030 (the “Convertible Notes”). The Convertible Notes were sold to the initial purchasers for resale in a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of Convertible Notes sold in the offering of $650 million is inclusive of $100 million aggregate principal amount of Convertible Notes sold to the initial purchasers by the Company as a result of the initial purchasers' exercise in full of the option granted to them by the Company to purchase additional Convertible Notes.

In connection with the pricing of the Convertible Notes, the Company entered into capped call transactions with various counterparties at a “cap price” of $24.66 per share of the Company’s common stock (“Common Stock”), representing a 100% premium over the Common Stock’s closing price of $12.33 on December 12, 2024. The capped call transactions are expected generally to reduce the potential dilution to the Common Stock upon any conversion of the Convertible Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Convertible Notes, as the case may be, with such reduction and/or offset subject to a cap.

The Company has also repurchased 11.76 million shares of Common Stock for approximately $145 million, which will be removed from the Company’s outstanding share count. If the Company elects to settle the conversions of principal of the Convertible Notes in cash and to settle the remainder of any conversions in shares, and the conversions do not follow a notice of redemption or certain corporate events, the Company will not have to issue any additional shares (on a net basis, after accounting for the benefits of the capped call and the share repurchase), until the price of its Common Stock exceeds $33.67. The Offering, the Company’s entry into the capped call transactions and the repurchase by the Company of its Common Stock described herein are collectively referred to as the “Transactions,” and the potential dilutive impact of the Transactions is addressed further in the table below.

“We are proud to have closed this offering with some of the strongest institutional investors in the world and are excited to share that our growth through 50 EH/s and beyond is now expected to be more than fully funded from the proceeds," said Zach Bradford, CEO and President. “In addition to funding the growth to 50 EH/s, share buyback, and capped call, the additional capital will allow us to keep adding the bitcoin we mine to our balance sheet. Beyond our expansion efforts already under way, we remain well positioned to continue executing on opportunistic acquisitions,” Bradford continued. “Importantly, this offering provides our stockholders greater clarity on near-term share count, given our ATM offering was completed in early November, and we have no immediate plans to commence another equity or equity-linked offering, as the capital received from this offering sufficiently covers our near-term strategic objectives.”

The table below illustrates the Company’s current expectations regarding potential changes in share count resulting from the Transactions.1

1This table is illustrative of potential outstanding share count impact from conversions of principal in cash, with the remainder of any conversions settled in shares, and does not reflect any increase the conversion rate for holders that elect to convert their notes in connection with certain corporate events or following the Company’s notice of redemption. The Company retains the flexibility to ultimately settle any conversions in cash, shares, or a combination thereof.

The net proceeds to the Company from the sale of the Convertible Notes were approximately $633.6 million, after deducting the initial purchasers’ discounts and estimated expenses payable by the Company in connection with the offering. The Company has used approximately $90.4 million of the net proceeds from the Offering to pay the cost of the capped call transactions and approximately $145.0 million to repurchase shares of its common stock from investors in the Convertible Notes, and intends to use the remaining net proceeds for the repayment in full of amounts outstanding under the Company’s line of credit with Coinbase, capital expenditures, potential acquisitions and general corporate purposes.

The Convertible Notes and any shares of common stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act or securities laws of any other jurisdiction, and the Convertible Notes and such shares of common stock may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act and any applicable state securities laws.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy the Convertible Notes, nor shall there be any sale of the Convertible Notes or common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About CleanSpark

CleanSpark, Inc. (Nasdaq: CLSK), America's Bitcoin Miner®, is a market-leading, pure play Bitcoin miner with a proven track record of success. We own and operate a portfolio of mining facilities across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence and capital stewardship, we optimize our mining facilities to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by securing the most important finite, global asset – Bitcoin – positions us to prosper in an ever-changing world. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts, such as statements concerning the anticipated use of the net proceeds of the offering and expectations regarding the potential dilutive impact of the Convertible Notes. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of CleanSpark’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others, risks described in the Company’s prior press releases and in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk

Factors” in those filings, and other risks the Company may identify from time to time. Forward-looking statements contained herein are made only as to the date of this press release, and the Company assumes no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Investors:

Harry Sudock, SVP

702-989-7693

ir@cleanspark.com

Media:

Eleni Stylianou

702-989-7694

pr@cleanspark.com